Exhibit 10.1


                       EMPLOYMENT AGREEMENT ADDENDUM NO. 2


        WHEREAS, Donald I. Moritz ("Employee") and Equitable Resources, Inc. (the "Company") entered into an Employment Agreement dated August 1, 1997 (the "Employment Agreement").

        NOW,  THEREFORE,   in  consideration  of  the  foregoing  premises,  the
covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

        1. The Employment Agreement shall terminate effective May 31, 1998 (the "Termination Date"), and the parties shall have no further obligations thereunder except for payment by the Company of salary accrued to the Termination Date.

        2. Notwithstanding the foregoing, the Employee's obligations under Paragraph 5 of the Employment Agreement shall survive termination thereof.

        IN WITNESS WHEREOF, the parties have executed this agreement as of this 29th day of May, 1998.


ATTEST:                                 EQUITABLE RESOURCES, INC.

/s/ Audrey C. Moeller                         /s/ G. R. Spencer
______________________________________  By:  ___________________________________
Vice President and Corporate Secretary       Its: Gregory R. Spencer
                                                  Sr. V.P. & Chief
                                                  Administrative Officer



WITNESS:                                EMPLOYEE

/s/ Janice A. Haas                           /s/ Donald I. Moritz
__________________________________      By:  ___________________________________
                                                 Donald I. Moritz